Preview Travel, Inc.

and

U.S. Stock Transfer Corporation

Rights Agent






PREFERRED SHARES RIGHTS AGREEMENT







Dated as of October 29, 1998






TABLE OF CONTENTS



        Page

Section 1. Certain Definitions  1
Section 2. Appointment of Rights Agent. 5
Section 3. Issuance of Rights Certificate       5
Section 4. Form of Rights Certificate   7
Section 5. Countersignature and Registration    8
Section 6. Transfer, Split Up, Combination and Exchange of
Rights Certificates;
        Mutilated, Destroyed, Lost or Stolen Rights
Certificates    8
Section 7. Exercise of Rights; Purchase Price; Expiration Date
of Right        9
Section 8. Cancellation and Destruction of Rights Certificate   11
Section 9. Reservation and Availability of Preferred Share      11
Section 10. Preferred Shares Record Date        13
Section 11. Adjustment of Purchase Price, Number of Shares or
Number of Right 13
Section 12. Certificate of Adjusted Purchase Price or Number of
Shares  21
Section 13. Consolidation, Merger or Sale or Transfer of Assets
or Earning Power        21
Section 14. Fractional Rights and Fractional Shares     24
Section 15. Rights of Action    24
Section 16. Agreement of Rights Holders 25
Section 17. Rights Certificate Holder Not Deemed a Stockholder  25
Section 18. Concerning the Rights Agent 25
Section 19. Merger or Consolidation or Change of Name of Rights
Agent   26
Section 20. Duties of Rights Agent      26
Section 21. Change of Rights Agent      28
Section 22. Issuance of New Rights Certificates 29
Section 23. Redemption  30
Section 24. Exchange    31
Section 25. Notice of Certain Events    32
Section 26. Notices     33
Section 27. Supplements and Amendments  34
Section 28. Successors  34
Section 29. Determinations and Actions by the Board of
Directors, etc. 34
Section 30. Benefits of this Agreement  34
Section 31. Severability        35
Section 32. Governing Law       35
Section 33. Counterparts        35
Section 34. Descriptive Headings        35


EXHIBITS

Exhibit A       Form of Certificate of Designation

Exhibit B       Form of Rights Certificate

Exhibit C       Summary of Rights

PREFERRED SHARES RIGHTS AGREEMENT


Agreement, dated as of October 29, 1998, between Preview Travel,
Inc., a Delaware corporation (the "Company"), and U.S. Stock Transfer Corporation (the "Rights Agent").
On October 28, 1998 (the "Rights Dividend Declaration Date"), the
Board of Directors of the Company authorized and declared a dividend of one Preferred Share purchase right (a "Right") for each Common Share (as hereinafter defined) of the Company outstanding as of the Close of
Business (as hereinafter defined) on November 12, 1998 (the "Record
Date"), each Right representing the right to purchase one one-thousandth of a share of Series A Participating Preferred Stock (as such number may be adjusted pursuant to the provisions of this Agreement), having the rights, preferences and privileges set forth in the form of Certificate of Designation of Rights, Preferences and Privileges of Series A
Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions herein set forth,  and further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Agreement) with respect to each Common Share that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined), and in certain circumstances after the Distribution Date.
NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.      Certain Definitions.   For purposes of this Agreement,
the following terms have the meanings indicated:
(a)     "Acquiring Person" shall mean any Person who or which,
together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Common Shares then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan.  Notwithstanding the foregoing, no Person shall be deemed to be an Acquiring Person either (i) as the result of an acquisition of
Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding
Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person shall be deemed to be an Acquiring Person unless upon becoming the Beneficial Owner of such additional Common Shares of the Company such Person does not beneficially own 20% or more of the Common Shares of the Company then outstanding. Notwithstanding the foregoing, (i) if the Board of Directors of the
Company determines in good faith that a Person who would otherwise be an "Acquiring Person" as defined pursuant to the foregoing provisions of this Section 1(a) has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of the Common Shares that would otherwise cause such
Person to be an "Acquiring Person," as defined pursuant to the foregoing provisions of this Section 1(a) or (B) such Person was aware of the extent of the Common Shares it beneficially owned but had no actual knowledge of the consequences of such beneficial ownership under this Agreement) and without any intention of changing or influencing control of the Company, and if such Person divested or divests as promptly as practicable a sufficient number of Common Shares that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this Section 1(a), then such person shall not be deemed to be or to have become an "Acquiring Person" for the purposes of this Agreement; and (ii) if, as of the date hereof, any Person is the Beneficial Owner of 20% or more of the Common Shares outstanding, such
Person shall not become an "Acquiring Person," as defined pursuant to the foregoing provisions of this Section 1(a), unless and until such time as such Person shall become the Beneficial Owner of additional Common
Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless, upon becoming the Beneficial Owner of such additional Common Shares, such
Person is not then the Beneficial Owner of 20% or more of the Common
Shares then outstanding.
(b)     "Affiliate" and "Associate" shall have the respective
meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.
(c)     A Person shall be deemed the "Beneficial Owner" of and
shall be deemed to "beneficially own" any securities:
(i)     which such Person or any of such Person's
Affiliates or Associates beneficially owns, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder
(or any comparable or successor law or regulation);
(ii)    which such Person or any of such Person's
Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, whether or not in writing
(other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise;
provided, however, that a Person shall not be deemed pursuant to this
Section l(c)(ii)(A) to be the Beneficial Owner of, or to beneficially own, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or
Associates until such tendered securities are accepted for purchase or exchange, or (2) securities which a Person or any of such Person's
Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates) if such agreement has been approved by the Board of Directors prior to a
Triggering Event; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Section l(c)(ii)(B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or
(iii)   which are beneficially owned, directly or indirectly,
by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing)
(other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section l(c)(ii)(B)) or disposing of any securities of the Company; provided, however, that in no case shall an officer or director of the Company be deemed (x) the Beneficial
Owner of any securities beneficially owned by another officer or director of the Company solely by reason of actions undertaken by such persons in their capacity as officers or directors of the Company or (y) the
Beneficial Owner of securities held of record by the trustee of any employee benefit plan of the Company or any Subsidiary of the Company for the benefit of any employee of the Company or any Subsidiary of the
Company, other than the officer or director, by reason of any influence that such officer or director may have over the voting of the securities held in the plan.
(d)     "Board of Directors" shall mean the Board of
Directors of the Company then in office.
(e)     "Business Day" shall mean any day other than a
Saturday, Sunday or a day on which banking institutions in San Francisco, California are authorized or obligated by law or executive order to close.
(f)     "Close of Business" on any given date shall mean 5:00
P.M., San Francisco, California time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., San
Francisco, California time, on the next succeeding Business Day.
(g)     "Common Shares" when used with reference to the Company
shall mean the shares of Common Stock of the Company, $0.001 par value.
"Common Shares" when used with reference to any Person other than the
Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.
(h)     "Distribution Date" shall mean the earlier of (i) the
Close of Business on the tenth day (or such later date as may be determined by action of a majority of the Board of Directors) after the
Shares Acquisition Date (or, if the tenth day after the Shares
Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth day (or such later date as may be determined by action of a majority of the Board of Directors) after the date that a tender or exchange offer by any Person
(other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any
Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and
Regulations under the Exchange Act, if, assuming the successful consummation thereof, such Person would be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding.
                (i)     "Equivalent Shares" shall mean Preferred Shares and any
other class or series of capital stock of the Company that is entitled to participate in dividends and other distributions, including distributions upon the liquidation, dissolution or winding up of the Company, on a proportional basis with the Common Shares. In calculating the number of any class or series of Equivalent Shares for purposes of Section 11 of this Agreement, the number of shares, or fractions of a share, of such class or series of capital stock that is entitled to the same dividend or distribution as a whole Common Share shall be deemed to be one share.
(j)     "Expiration Date" shall mean the earliest of (i) the
Close of Business on the Final Expiration Date, (ii) the Redemption Date,
(iii) the time at which the Board of Directors orders the exchange of the Rights as provided in Section 24 of this Agreement or (iv) the consummation of a transaction contemplated by Section 13(d) of this
Agreement.
(k)     "Final Expiration Date" shall mean October 28, 2008.
(1)     "Permitted Offer" shall mean a tender offer for all
outstanding Common Shares made in the manner prescribed by Section 14(d)
of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that a majority of the Board of Directors has determined that the offer is both adequate and otherwise in the best interests of the Company and its stockholders (taking into account all factors that the Board of Directors deems relevant, including without limitation prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value).
(m)     "Person" shall mean any individual, firm, corporation
or other entity, and shall include any successor (by merger or otherwise)
of such entity.
(n)     "Preferred Shares" shall mean shares of Series A
Participating Preferred Stock of the Company.
(o)     "Purchase Price" shall have the meaning set forth in
Section 4(a) of this Agreement.
(p)     "Record Date" shall have the meaning set forth in the
recitals at the beginning of this Agreement.
(q)     "Redemption Date" shall mean the time at which the
Board of Directors of the Company orders redemption of the Rights as provided in Section 23 of this Agreement.
(r)     "Redemption Price" shall have the meaning set forth in
Section 23(a) of this Agreement.
(s)     "Right" shall have the meaning set forth in the
recitals at the beginning of this Agreement.
(t)     "Rights Dividend Declaration Date" shall have the
meaning set forth in the recitals at the beginning of this Agreement.
(u)     "Section 13 Event" shall mean any event described in
clause (i), (ii) or (iii) of Section 13(a) of this Agreement.
(v)     "Shares Acquisition Date" shall mean the first date of
public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such; provided that, if such person is determined not to have become an Acquiring Person pursuant to Section l(a)(ii) of this Agreement, then no Shares Acquisition Date shall be deemed to have occurred.
(w)     "Subsidiary" of any Person shall mean any corporation
or other entity of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or any corporation or other entity otherwise controlled by such Person.
(x)     "Total Exercise Price" shall have the meaning set forth
in Section 4(a) of this Agreement.
(y)     "Trading Day" shall have the meaning set forth in
Section 11(d) of this Agreement.
(z)     A "Triggering Event" shall be deemed to have occurred
upon any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the
Company, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such
Person, becoming an Acquiring Person.
Section 2.      Appointment of Rights Agent.   The Company hereby
appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.
Section 3.      Issuance of Rights Certificates.
(a)     Until the Distribution Date, (i) the Rights will be
evidenced (subject to the provisions of Sections 3(b) and 3(c) of this Agreement) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be
Rights Certificates) and not by separate Rights Certificates and (ii) the right to receive Rights Certificates will be transferable only in connection with the transfer of Common Shares. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of such certificates for Common Shares shall also constitute the surrender for transfer of the Rights associated with the Common Shares represented thereby. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the
Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution
Date, at the address of such holder shown on the records of the Company, a Rights Certificate, in substantially the form of Exhibit B to this
Agreement (a "Rights Certificate"), evidencing one Right for each Common
Share so held, subject to adjustment as provided herein.  In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(a)(i), Section 11(i) or Section 11(p) of this
Agreement, then at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments
(in accordance with Section 14(a) of this Agreement) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.  As of the
Distribution Date, the Rights will be evidenced solely by such Rights Certificates and may be transferred by the transfer of the Rights
Certificates as permitted hereby, separately and apart from any transfer of one or more Common Shares, and the holders of such Rights Certificates as listed in the records of the Company or any transfer agent or registrar for the Rights shall be the record holders thereof.
(b)     On the Record Date or as soon as practicable there-
after, the Company will send (or cause to be sent) a copy of a Summary of Rights in substantially the form of Exhibit C to this Agreement (the
"Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Record
Date, at the address of such holder shown on the records of the Company.
(c)     Unless the Board of Directors by resolution adopted at
or before the time of the issuance (including pursuant to the exercise of rights under the Company's benefit plans) of any Common Shares specifies to the contrary, Rights shall be issued in respect of all Common Shares that are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22 of this Agreement, after the Distribution Date. Certificates representing such Common Shares shall also be deemed to be certificates for Rights, and shall bear the following legend:
This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Preferred Shares Rights Agreement between Preview Travel, Inc. and U.S. Stock Transfer Corporation,
as the Rights Agent, dated as of October 29, 1998 (the "Rights
Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Preview Travel, Inc..  Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Preview Travel, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.  Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any
Affiliate or Associate thereof (as such terms are defined in the
Rights Agreement), whether currently held by or on behalf of such
Person or by any subsequent holder, may become null and void.
With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.  In the event that the Company purchases or acquires any Common Shares after the
Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the
Common Shares which are no longer outstanding.
Section 4.      Form of Rights Certificates.
(a)     The Rights Certificates (and the forms of election to
purchase Common Shares and of assignment to be printed on the reverse thereof) shall be substantially in the form of Exhibit B to this
Agreement and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage.  Subject to the provisions of
Section 11 and Section 22 of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Record Date (or in the case of Rights issued with respect to Common Shares issued by the Company after the Record Date, as of the date of issuance of such Common Shares), shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one-thousandths of a Preferred Share as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a Preferred Share being hereinafter referred to as the "Purchase Price" and the aggregate exercise price of all Preferred Shares issuable upon exercise of one Right being hereinafter referred to as the "Total
Exercise Price"), but the number and type of securities purchasable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.
(b)     Any Rights Certificate issued pursuant to Section 3(a)
or Section 22 of this Agreement that represents Rights beneficially owned by:  (i) an Acquiring Person or any Associate or Affiliate of an
Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such
Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors of the
Company has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect avoidance of Section 7(e) of this Agreement, and any Rights Certificate issued pursuant to Section 6 or
Section 11 of this Agreement upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:
The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring
Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement).  Accordingly, this
Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the
Rights Agreement.
Section 5.      Countersignature and Registration.
(a)     The Rights Certificates shall be executed on behalf of
the Company by its Chairman of the Board, its Chief Executive Officer,
its President or any Vice President, either manually or by facsimile signature, and by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company's seal (if any) or a facsimile thereof.  The Rights
Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned.  In case any officer of the Company who shall have signed any of the Rights
Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the
Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights
Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.
(b)     Following the Distribution Date, the Rights Agent will
keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.
Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a)     Subject to the provisions of Sections 7(e), 14 and 24
of this Agreement, at any time after the Close of Business on the
Distribution Date, and at or prior to the Close of Business on the
Expiration Date, any Rights Certificate or Rights Certificates may be transferred, split up, combined or exchanged for another Rights
Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates
surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights
Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial
Owner) or Affiliates or Associates thereof as the Company shall reasonably request.  Thereupon the Rights Agent shall, subject to
Sections 7(e), 14 and 24 of this Agreement, countersign and deliver to the person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.
(b)     Upon receipt by the Company and the Rights Agent of
evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the
Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
Section 7.      Exercise of Rights; Purchase Price; Expiration Date of
Rights.
(a)     Subject to Section 7(e), 23(b) or 24 of this Agreement,
the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights
Agent designated for such purpose, together with payment of the Purchase
Price for each one-thousandth of a Preferred Share as to which the Rights are exercised, at or prior to the Expiration Date.
(b)     The Purchase Price for each one-thousandth of a
Preferred Share issuable pursuant to the exercise of a Right shall initially be $100.00, shall be subject to adjustment from time to time as provided in Sections 11 and 13 of this Agreement and shall be payable in lawful money of the United States of America in accordance with paragraph
(c) below.
(c)     Upon receipt of a Rights Certificate representing
exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the number of one-
thousandths of a Preferred Share (or other securities or property, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Rights Certificate in accordance with Section 9 of this Agreement in cash, or by certified check or cashier's check payable to the order of the Company, the Rights
Agent shall, subject to Section 20(k) of this Agreement, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred
Shares (or make available, if the Rights Agent is the transfer agent for the Preferred Shares) a certificate or certificates for the number of one-thousandths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the total number of one-thousandths of a Preferred Share issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depository agent of depository receipts representing such number of one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depository agent) and the
Company hereby directs the depository agent to comply with such request,
(ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with
Section 14 of this Agreement, (iii) after receipt of such certificates or depository receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate.  The payment of the Purchase Price (as such amount may be reduced (including to zero) pursuant to Section 11(a)(iv) of this Agreement) may be made in cash or by certified check or cashier's check payable to the order of the
Company.  In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) of this Agreement, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.
(d)     In case the registered holder of any Rights Certificate
shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Rights Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14 of this Agreement.
(e)     Notwithstanding anything in this Agreement to the
contrary, from and after the first occurrence of a Triggering Event or a
Section 13 Event, any Rights beneficially owned by (i) an Acquiring
Person or an Associate or Affiliate of an Acquiring Person, (ii) a
transferee of an Acquiring Person (or of any such Associate or Affiliate)
who becomes a transferee after the Acquiring Person becomes such (a "Post Transferee"), (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the
Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e) (a "Prior Transferee") or (iv)
any subsequent transferee receiving transferred Rights from a Post
Transferee or a Prior Transferee, either directly or through one or more intermediate transferees, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) of this Agreement are complied with, but shall have no liability to any holder of Rights Certificates or to any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of such
Acquiring Person's Affiliates, Associates or transferees hereunder.
(f)     Notwithstanding anything in this Agreement to the
contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the
Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
Section 8.      Cancellation and Destruction of Rights Certificates.
All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the
Company.
Section 9.      Reservation and Availability of Preferred Shares.
(a)     The Company covenants and agrees that it will use its
best efforts to cause to be reserved and kept available out of and to the extent of its authorized and unissued shares of preferred stock not reserved for another purpose (and, following the occurrence of a
Triggering Event, out of its authorized and unissued shares of Common
Shares and/or other securities), the number of Preferred Shares (and, following the occurrence of the Triggering Event, Common Shares and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.
(b)     If the Company shall hereafter list any of its
Preferred Shares on a national securities exchange, then so long as the Preferred Shares (and, following the occurrence of a Triggering Event,
Common Shares and/or other securities) issuable and deliverable upon exercise of the Rights may be listed on a national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
(c)     The Company shall use its best efforts to (i) file, as
soon as practicable following the earliest date after the first occurrence of a Triggering Event in which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Sections 11(a)(ii) or 11(a)(iv) of this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii)
cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B)
the date of expiration of the Rights. The Company may temporarily suspend, for a period not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating, and notify the Rights Agent, that the exercisability of the Rights has been temporarily suspended, as well as a public announcement and notification to the Rights Agent at such time as the suspension is no longer in effect.  The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. Notwithstanding any provision of this Agreement to the contrary, the
Rights shall not be exercisable in any jurisdiction, unless the requisite qualification in such jurisdiction shall have been obtained, or an exemption therefrom shall be available, and until a registration statement has been declared effective.
(d)     The Company covenants and agrees that it will take all
such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the
Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
(e)     The Company further covenants and agrees that it will
pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depository receipts for the Preferred
Shares in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depository receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.
Section 10.     Preferred Shares Record Date.  Each person in whose
name any certificate for a number of one-thousandths of a Preferred Share is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price multiplied by the number of one-thousandths of a
Preferred Share with respect to which the Rights have been exercised (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred
Shares transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights
Certificate shall not be entitled to any rights of a holder of Preferred
Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.     Adjustment of Purchase Price, Number of Shares or
Number of Rights.  The Purchase Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section
11.
(a)     (i)     In the event the Company shall at any time after
the date of this Agreement (A) declare a dividend on the Common Shares payable in Common Shares, (B) subdivide the outstanding Common Shares,
(C) combine the outstanding Common Shares (by reverse stock split or otherwise) into a smaller number of Common Shares, or (D) issue any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a) and Section 7(e) of this Agreement: (1) each of the
Rights outstanding at the time of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted to that number of Rights (calculated to the nearest one ten-thousandth (1/10,000) of a Right) equal to a fraction
(the "Exchange Ratio"), the numerator of which shall be the total number of Common Shares or shares of capital stock issued in such dividend, subdivision, combination or reclassification of the Common Shares outstanding immediately following such dividend, subdivision, combination or reclassification and the denominator of which shall be the total number of Common Shares outstanding immediately prior to such time, and the number of Rights that shall thereafter be issued with respect to each Common Share or share of such other capital stock that shall become outstanding thereafter prior to the Distribution Date shall be equal to the total number of outstanding Rights immediately after such event (as adjusted pursuant to this clause (1)) divided by the total number of outstanding Common Shares or shares of such other capital stock immediately after such event (subject to further adjustment pursuant to the provisions of this Agreement); (2) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Purchase Price thereafter shall equal the result obtained by dividing the Purchase Price in effect immediately prior to such time by the Exchange Ratio; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Right; and (3) the number of Preferred
Shares or shares of such other capital stock issuable upon the exercise of each Right shall remain unchanged immediately after such event, but, in the event of a reclassification, the kind of shares issuable upon the exercise of each Right immediately after such reclassification shall be adjusted to be the kind of shares of such other capital stock issued in such reclassification, rather than Preferred Shares.  If an event occurs which would require an adjustment under both this Section 11(a)(i) and
Section 11(a)(ii) of this Agreement, the adjustment provided for in this
Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) of this Agreement.
(ii)    Subject to Section 24 of this Agreement, in the
event a Triggering Event shall have occurred, then promptly following such Triggering Event, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) of this Agreement, shall thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the then-current Total Exercise Price, in lieu of a number of one-thousandths of a Preferred Share, such number of Common Shares of the Company as shall equal the result obtained by multiplying the then-current Purchase
Price by the then number of one-thousandths of a Preferred Share for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of a Triggering Event, and dividing that product by 50% of the current per share market price (determined pursuant to Section 11(d) of this
Agreement) for Common Shares on the date of occurrence of the Triggering
Event (such number of shares being hereinafter referred to as the
"Adjustment Shares").
(iii)   The right to buy Common Shares of the Company
pursuant to Section 11(a)(ii) of this Agreement shall not arise as a result of any Person becoming an Acquiring Person through an acquisition of Common Shares pursuant to a Permitted Offer.
(iv)    In lieu of issuing Common Shares in accordance
with Section 11(a)(ii) of this Agreement, the Company may, if the Board of Directors determines that such action is necessary or appropriate and not contrary to the interest of holders of Rights (and, in the event that the number of Common Shares which are authorized by the Company's
Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights, or if any necessary regulatory approval for such issuance has not been obtained by the Company, the
Company shall): (A) determine the excess of (1) the value of the Common
Shares issuable upon the exercise of a Right (the "Current Value") over
(2) the Purchase Price (such excess, the "Spread") and (B) with respect to each Right, make adequate provision to substitute for such Common
Shares, upon exercise of the Rights, (1) cash, (2) a reduction in the
Purchase Price, (3) other equity securities of the Company (including, without limitation, shares or units of shares of any series of Preferred
Stock which the Board of Directors has deemed to have the same value as
Common Shares (such shares or units of shares of Preferred Stock are herein called "common stock equivalents")), except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, (4) debt securities of the Company, except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the
Current Value, where such aggregate value has been determined by the
Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Triggering Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a)
expires (the later of (x) and (y) being referred to herein as the
"Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.  If the Board of Directors shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights or that any necessary regulatory approval for such issuance will be obtained, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or take action to obtain such regulatory approval (such period, as it may be extended, the
"Substitution Period").  To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iv), the Company (x) shall provide, subject to
Section 7(e) of this Agreement, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the
Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares, to take any action to obtain any required regulatory approval and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof.  In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the
Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  For purposes of this Section 11(a)(iv), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d)
of this Agreement) of the Common Shares on the Section 11(a)(ii) Trigger
Date and the value of any "common stock equivalent" shall be deemed to have the same value as the Common Shares on such date.
(b)     In case the Company shall, at any time after the date
of this Agreement, fix a record date for the issuance of rights, options or warrants to all holders of Common Shares or of any class or series of Equivalent Shares entitling such holders (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Common Shares or Equivalent Shares or securities convertible into Common Shares or Equivalent Shares at a price per share (or having a conversion price per share, if a security convertible into Common Shares or Equivalent Shares) less than the then current per share market price of the Common Shares or Equivalent Shares (as defined in Section 11(d))
on such record date, then, in each such case, the Purchase Price to be in effect after such record date shall be determined by multiplying the
Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of Common Shares or Equivalent Shares, as the case may be, which the aggregate offering price of the total number of Common Shares or
Equivalent Shares, as the case may be, so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of Common Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of additional
Common Shares or Equivalent Shares, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible).  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Common Shares and Equivalent Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)     In case the Company shall, at any time after the date
of this Agreement, fix a record date for the making of a distribution to all holders of the Common Shares or of any class or series of Equivalent
Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend, if any, or a dividend payable in
Common Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), then, in each such case, the
Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) of this Agreement)
of a Common Share or an Equivalent Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the
Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a Common Share or Equivalent Share, as the case may be, and the denominator of which shall be such current market price
(as determined pursuant to Section 11(d) of this Agreement) of a Common
Share or Equivalent Share on such record date.  Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.
(d)     For the purpose of any computation hereunder, other
than computations made pursuant to Section 11(a)(iv) of this Agreement, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iv) of this Agreement, the "current per share market price" of any Security on any date shall be deemed to be the average of the daily closing prices per share of such Security for the ten (10) consecutive Trading Days immediately prior to such date;
provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading
Day period, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last sale price or, if such last sale price is not reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc.
Automated Quotations System ("Nasdaq") or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors. If on any such date no market maker is making a market in the Common Shares, the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used.  The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Shares are not publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights
Agent and shall be conclusive for all purposes.
(e)     Anything herein to the contrary notwithstanding, no
adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase
Price; provided, however, that any adjustments which by reason of this
Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share or one hundred-thousandth of a Preferred Share, as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section
11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.
(f)     If as a result of an adjustment made pursuant to
Sections 11(a) or 13(a) of this Agreement, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and if required, the Purchase Price thereof, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Sections 11(a),
(b), (c), (e), (h), (i), (j), (k), (1) and (m), and the provisions of
Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.
(g)     All Rights originally issued by the Company subsequent
to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)     Unless the Company shall have exercised its election as
provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase
Price, that number of Preferred Shares (calculated to the nearest one hundred-thousandth of a share) obtained by (i) multiplying (x) the number of Preferred Shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)     The Company may elect on or after the date of any
adjustment of the Purchase Price as a result of the calculations made in
Section 11(b) to adjust the number of Rights, in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of
Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the
Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement.  If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this
Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 of this
Agreement, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the
Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
(j)     Irrespective of any adjustment or change in the
Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a Preferred Share and the number of one-thousandths of a Preferred Share which were expressed in the initial Rights Certificates issued hereunder.
(k)     Before taking any action that would cause an adjustment
reducing the Purchase Price below the par or stated value, if any, of the number of one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue as fully paid and nonassessable shares such number of one-thousandths of a Preferred Share at such adjusted Purchase
Price.
(1)     In any case in which this Section 11 shall require that
an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the number of one-thousandths of a Preferred
Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one-thousandths of a Preferred Share and other capital stock or securities of the
Company, if any, issuable upon such exercise on the basis of the Purchase
Price in effect prior to such adjustment; provided, however, that the
Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) upon the occurrence of the event requiring such adjustment.
(m)     Anything in this Section 11 to the contrary
notwithstanding, prior to the Distribution Date, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred or
Common Shares, (ii) issuance wholly for cash of any Preferred or Common
Shares at less than the current market price, (iii) issuance wholly for cash of Preferred or Common Shares or securities which by their terms are convertible into or exchangeable for Preferred or Common Shares, (iv)
stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred or Common Shares shall not be taxable to such stockholders.
(n)     The Company covenants and agrees that it shall not, at
any time after the Distribution Date, effect or permit to occur any
Triggering Event or Section 13 Event, if (i) at the time or immediately after such Triggering Event or Section 13 Event there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (ii) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the
"Principal Party" for purposes of Section 13(b) of this Agreement shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.
(o)     The Company covenants and agrees that, after the
Distribution Date, it will not, except as permitted by Sections 23, 24 or
27 of this Agreement, take (or permit to be taken) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
(p)     Anything in this Agreement to the contrary
notwithstanding, in the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred
Shares, (C) combine the outstanding Preferred Shares (by reverse stock split or otherwise) into a smaller number of Preferred Shares, or (D)
issue any shares of its capital stock in a reclassification of the
Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11 and Section 7(e) of this Agreement: (1) each of the Rights outstanding at the time of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted to that number of
Rights (calculated to the nearest one ten-thousandth (1/10,000) of a
Right) equal to a fraction (the "Exchange Fraction"), the numerator of which shall be the total number of Preferred Shares or shares of capital stock issued in such reclassification of the Preferred Shares outstanding immediately following such time and the denominator of which shall be the total number of Preferred Shares outstanding immediately prior to such time, and the number of Rights that shall thereafter be issued with respect to each Common Share or share of other capital stock that shall be issued in a reclassification of the Common Shares prior to the
Distribution Date shall be equal to the total number of outstanding
Rights immediately after such event (as adjusted pursuant to this clause
(1)) divided by the total number of outstanding Common Shares or shares of such other capital stock immediately after such event (subject to further adjustment pursuant to the provisions of this Agreement); (2) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Purchase Price thereafter shall equal the result obtained by dividing the Purchase Price in effect immediately prior to such time by the Exchange Fraction; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Right; and
(3) the number of one-thousandths of a Preferred Share or share of such other capital stock issuable upon the exercise of each Right shall remain unchanged immediately after such event, but, in the event of a reclassification, the kind of shares issuable upon the exercise of each
Right immediately after such reclassification shall be adjusted to be the kind of shares of such other capital stock issued in such
reclassification, rather than Preferred Shares.
Section 12.     Certificate of Adjusted Purchase Price or Number of
Shares.  Whenever an adjustment is made as provided in Sections 11 and 13 of this Agreement, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights
Certificate in accordance with Section 26 of this Agreement.
Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.
Section 13.     Consolidation, Merger or Sale or Transfer of Assets or
Earning Power.
(a)     In the event that, following the Shares Acquisition
Date, directly or indirectly:
(i)     the Company shall consolidate with, or merge with
and into, any other Person (other than a Subsidiary of the Company in a transaction the principal purpose of which is to change the state of incorporation of the Company or that complies with Section 11(o) of this Agreement);
(ii)    any Person (other than a Subsidiary of the
Company in a transaction that complies with Section 11(o) of this
Agreement) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such consolidation or merger; or
(iii)   the Company shall sell or otherwise transfer (or
one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) of this Agreement),
then, and in each such case, proper provision
shall be made so that
(A)     each holder of a Right (except as otherwise
provided herein) shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid and nonassessable
Common Shares of the Principal Party (as hereinafter defined), free of any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one-thousandths of a Preferred
Share for which a Right was exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Triggering Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Triggering
Event by the Purchase Price in effect immediately prior to such first occurrence) and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Total
Exercise Price" for each Right and for all purposes of this Agreement) by
50% of the current per share market price (determined pursuant to Section
11(d) of this Agreement) of the Common Shares of such Principal Party on the date of consummation of such Section 13 Event;
(B)     such Principal Party shall thereafter be
liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;
(C)     the term "Company" shall thereafter be
deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 of this Agreement shall apply only to such Principal Party following the first occurrence of a Section 13
Event;
(D)     such Principal Party shall take such steps
(including, but not limited to, the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions of this
Agreement shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.
(b)     "Principal Party" shall mean, in the case of any
transaction described in clause (i), (ii) or (iii) of Section 13(a), the
Person referred to therein or such Person's successor, including, if applicable, the Company, if it is the surviving corporation), provided, however, that in any such case, (i) if such Person is a direct or indirect Subsidiary of another Person, "Principal Party" shall refer to such other Person and (ii) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate value, and provided, further, that for purposes of transactions described in clause (iii) of this Section 13(b), "Principal
Party" shall refer to that Person receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions.
(c)     If, for any reason, the Rights cannot be exercised for
Common Shares of such Principal Party as provided in Section 13(a), then each holder of Rights shall have the right to exchange its Rights for cash from such Principal Party in an amount equal to the number of Common Shares that it would otherwise be entitled to purchase times 50% of the current per share market price, as determined pursuant to Section 11(d)
of this Agreement, of such Common Shares of such Principal Party.  If, for any reason, the foregoing formulation cannot be applied to determine the cash amount into which the Rights are exchangeable, then the Board of Directors, based upon the advice of one or more nationally recognized investment banking firms, and based upon the total value of the Company, shall determine such amount reasonably and with good faith to the holders of Rights.  Any such determination shall be final and binding on the
Rights Agent.
(d)     Notwithstanding anything in this Agreement to the
contrary, Section 13 shall not be applicable to a transaction described in clauses (i) and (ii) of Section 13(a) if: (i) such transaction is consummated with a Person or Persons who acquired Common Shares pursuant to a Permitted Offer (or a wholly-owned Subsidiary of any such Person or Persons); (ii) the price per share of Common Shares offered in such transaction is not less than the price per share of Common Shares paid to all holders of Common Shares whose shares were purchased pursuant to such Permitted Offer; and (iii) the form of consideration being offered to the remaining holders of Common Shares pursuant to such transaction is the same form as the form of consideration paid pursuant to such Permitted
Offer.  Upon consummation of any such transaction contemplated by this
Section 13(d), all Rights hereunder shall expire.
(e)     The Company shall not consummate any Section 13 Event
unless the Principal Party shall have a sufficient number of authorized
Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section
13 and unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement confirming that such Principal Party shall, upon consummation of such
Section 13 Event, assume this Agreement in accordance with Sections 13(a)
and (b) of this Agreement, that all rights of first refusal or preemptive rights in respect of the issuance of Common Shares of such Principal
Party upon exercise of outstanding Rights have been waived, that there are no rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights and that such transaction shall not result in a default by such Principal Party under this Agreement, and further providing that, as soon as practicable after the date of such
Section 13 Event, such Principal Party will:
(i)     prepare and file a registration statement under
the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the
Expiration Date, and similarly comply with applicable state securities laws;
(ii)    use its best efforts to list (or continue the
listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on Nasdaq; and
(iii)   deliver to holders of the Rights historical
financial statements for such Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.
In the event that at any time after the occurrence of a
Triggering Event some or all of the Rights shall not have been exercised at the time of a transaction described in this Section 13, the Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).
(f)     The provisions of this Section 13 shall similarly apply
to successive mergers or consolidations or sales or other transfers.
Section 14.     Fractional Rights and Fractional Shares.
(a)     The Company shall not be required to issue fractions of
Rights or to distribute Rights Certificates that evidence fractional
Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable, as determined pursuant to the second sentence of
Section 11(d) of this Agreement.
(b)     The Company shall not be required to issue fractions of
Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a
Preferred Share).  In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the
Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a Common Share. For purposes of this Section 14(b), the current market value of a Common
Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d) of this Agreement) for the Trading Day immediately prior to the date of such exercise.
(c)     The holder of a Right by the acceptance of the Right
expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right.
Section 15.     Rights of Action.  All rights of action in respect of
this Agreement, excepting the rights of action given to the Rights Agent under Section 18 of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the
Distribution Date, the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, prior to the
Distribution Date, of the Common Shares), without the consent of the
Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his or her own
behalf and for his or her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his or her right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such
Rights Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.
Section 16.     Agreement of Rights Holders.  Every holder of a Right,
by accepting the same, consents and agrees with the Company and the
Rights Agent and with every other holder of a Right that:
(a)     prior to the Distribution Date, the Rights will be
transferable only in connection with the transfer of the Common Shares;
(b)     after the Distribution Date, the Rights Certificates
are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;
and
(c)     subject to Sections 6(a) and 7(f) of this Agreement,
the Company and the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Shares certificate made by anyone other than the
Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.
Section 17.     Rights Certificate Holder Not Deemed a Stockholder.  No
holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the
Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 of this Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions of this Agreement.
Section 18.     Concerning the Rights Agent.
(a)     The Company agrees to pay to the Rights Agent
reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.
(b)     The Rights Agent shall be protected and shall incur no
liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Rights Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 of this Agreement.
Section 19.     Merger or Consolidation or Change of Name of Rights
Agent.
(a)     Any corporation into which the Rights Agent or any
successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 of this Agreement.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor
Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
(b)     In case at any time the name of the Rights Agent shall
be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such
Rights Certificates either in its prior name or in its changed name; and
in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
Section 20.     Duties of Rights Agent.  The Rights Agent undertakes
the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of
Rights Certificates, by their acceptance thereof, shall be bound:
(a)     The Rights Agent may consult with legal counsel (who
may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the
Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion or advice.
(b)     Whenever in the performance of its duties under this
Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any
Acquiring Person and the determination of "current per share market price") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary
or any Assistant Secretary of the Company and delivered to the Rights
Agent; and such certificate shall be full authorization to the Rights
Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c)     The Rights Agent shall be liable hereunder to the
Company and any other Person only for its own negligence, bad faith or willful misconduct.
(d)     The Rights Agent shall not be liable for or by reason
of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)     The Rights Agent shall not be under any responsibility
in respect of the validity of this Agreement or the execution and delivery of this Agreement (except the due execution of this Agreement by the Rights Agent) or in respect of the validity or execution of any
Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to Section 12 describing such change or adjustment);
nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.
(f)     The Company agrees that it will perform, execute,
acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)     The Rights Agent is hereby authorized and directed to
accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer,
the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.  Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective.  The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
(h)     The Rights Agent and any stockholder, director, officer
or employee of the Rights Agent may buy, sell or deal in any of the
Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
(i)     The Rights Agent may execute and exercise any of the
rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.
(j)     No provision of this Agreement shall require the Rights
Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)     If, with respect to any Rights Certificate surrendered
to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
Section 21.     Change of Rights Agent.  The Rights Agent or any
successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the
Company and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights
Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the
Common Shares by registered or certified mail, and to the holders of the
Rights Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the
Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his or her Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall either (a) be a corporation organized and doing business under the laws of the United
States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stockholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights
Agent a combined capital and surplus of at least $50 million or (b) be an affiliate of such a corporation. After appointment, the successor Rights
Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and the Common Shares, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.     Issuance of New Rights Certificates.  Notwithstanding
any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing
Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of
Common Shares following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to
Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of any convertible subordinated debentures of the Company outstanding at the date hereof or upon the exercise, conversion or exchange of securities hereinafter issued by the Company and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued and this sentence shall be null and void ab initio if, and to the extent that, such issuance or this sentence would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options' or employee plans' or arrangements'
failing to qualify for otherwise available special tax treatment and (ii)
no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23.     Redemption.
(a)     The Company may, at its option and with the approval of
the Board of Directors, at any time prior to the Close of Business on the earlier of (i) the tenth day following the Shares Acquisition Date or such later date as may be determined by action of a majority of the Board of Directors and publicly announced by the Company or (ii) the Final
Expiration Date, redeem all but not less than all the then outstanding
Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such redemption price being herein referred to as the "Redemption Price") and the Company may, at its
option, pay the Redemption Price either in Common Shares (based on the current per share market price thereof (as determined pursuant to Section
11(d) of this Agreement) at the time of redemption) or cash.  Such redemption by the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.
(b)     Immediately upon the action of the Board of Directors
ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the
Redemption Price. Within ten (10) days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.  Neither the
Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 of this
Agreement, and other than in connection with the purchase of Common
Shares prior to the Distribution Date.
Section 24.     Exchange.
(a)     Subject to applicable laws, rules and regulations, and
subject to subsection (c) below, the Company may, at its option, by majority vote of the Board of Directors, at any time after the occurrence of a Triggering Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) of this Agreement) for Common
Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the "Ratio of Exchange"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common
Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of
50% or more of the Common Shares then outstanding.
(b)     Immediately upon the action of the Board of Directors
ordering the exchange of any Rights pursuant to subsection (a) of this
Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of
Common Shares equal to the number of such Rights held by such holder multiplied by the Ratio of Exchange. The Company shall give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.
The Company shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) of this Agreement) held by each holder of Rights.
(c)     In the event that there shall not be sufficient Common
Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), the Company shall either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the
Rights or alternatively, at the option of a majority of the Board of
Directors, with respect to each Right (i) pay cash in an amount equal to the Current Value (as hereinafter defined), in lieu of issuing Common
Shares in exchange therefor, or (ii) issue debt or equity securities or a combination thereof, having a value equal to the Current Value, in lieu of issuing common Shares in exchange for each such Right, where the value of such securities shall be determined by a nationally recognized investment banking firm selected by the Board of Directors by majority vote of the Board of Directors, or (iii) deliver any combination of cash, property, Common Shares and/or other securities having a value equal to the Current Value in exchange for each Right.  For purposes of this
Section 24(c) only, the Current Value shall mean the product of the current per share market price of Common Shares (determined pursuant to
Section 11(d) on the date of the occurrence of the event described above in subparagraph (a)) multiplied by the number of Common Shares for which the Right otherwise would be exchangeable if there were sufficient shares available. To the extent that the Company determines that some action need be taken pursuant to clauses (i), (ii) or (iii) of this Section
24(c), the Board of Directors may temporarily suspend the exercisability of the Rights for a period of up to sixty (60) days following the date on which the event described in Section 24(a) shall have occurred, in order to seek any authorization of additional Common Shares and/or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.
(d)     The Company shall not be required to issue fractions of
Common Shares or to distribute certificates that evidence fractional
Common Shares.  In lieu of such fractional Common Shares, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable, an amount in cash equal to the same fraction of the current per share market value of a whole Common Share (as determined pursuant to the second sentence of Section 11(d) of this Agreement).
(e)     The Company may, at its option, by majority vote of the
Board of Directors, at any time before any Person has become an Acquiring Person, exchange all or part of the then outstanding Rights for rights of substantially equivalent value, as determined reasonably and with good faith by the Board of Directors, based upon the advice of one or more nationally recognized investment banking firms.
(f)     Immediately upon the action of the Board of Directors
ordering the exchange of any Rights pursuant to subsection (e) of this
Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of rights in exchange therefor as has been determined by the Board of
Directors in accordance with subsection (e) above.  The Company shall give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the transfer agent for the Common
Shares of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Rights will be effected.
Section 25.     Notice of Certain Events.
(a)     In case the Company shall propose to effect or permit
to occur any Section 13 Event, the Company shall give notice thereof to each holder of Rights in accordance with Section 26 of this Agreement at least twenty (20) days prior to occurrence of such Section 13 Event.
(b)     In case any Triggering Event or Section 13 Event shall
occur, then, in any such case, the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, in accordance with Section 26 of this Agreement, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Sections 11(a)(ii) and 13 of this Agreement.
Section 26.     Notices.  Notices or demands authorized by this
Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Preview Travel, Inc.
747 Front Street
San Francisco, CA 94111
Attention: President

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid addressed (until another address is filed in writing with the Company) as follows:
U.S. Stock Transfer Corporation
1745 Gardena Avenue
Glendale, CA  91204
Attn:  Mark Cano

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27. Supplements and Amendments. Prior to the Distribution Date, the Company may supplement or amend this Agreement in any respect without the approval of any holders of Rights and the Rights Agent shall, if the Company so directs, execute such supplement or amendment. From and after the Distribution Date, the Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares.
Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29.     Determinations and Actions by the Board of Directors,
etc.   For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors, or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties and (y) not subject the Board of Directors to any liability to the holders of the Rights.
Section 30.     Benefits of this Agreement.
Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).
Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 of this Agreement shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.
Section 32. Governing Law. This Agreement and each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Preferred
Shares Rights Agreement to be duly executed as of the day and year first above written.
PREVIEW TRAVEL, INC.

        By:     /s/ Kenneth Pelowski
Name:  Kenneth Pelowski
Title:  Executive Vice President and
        Chief Financial Officer


U.S. STOCK TRANSFER CORPORATION


        By:     /s/ Mark Cano
Name:  Mark Cano
Title:  Assistant Vice President

EXHIBIT A
CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES
AND PRIVILEGES OF
SERIES A PARTICIPATING PREFERRED STOCK
OF
PREVIEW TRAVEL, INC.

Pursuant to Section 151 of the General Corporation Law of the State of
Delaware
I, Kenneth Pelowski, the Executive Vice President and Chief
Financial Officer of Preview Travel, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:
That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the said Corporation, the said Board of Directors on October 28, 1998 adopted the following resolution creating a series of shares of Preferred Stock designated as Series A Participating Preferred Stock:
"RESOLVED, that pursuant to the authority vested in the Board of Directors of the corporation by the Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a Series of Preferred Stock, $0.001 par value, of the Corporation, to be designated "Series A Participating Preferred Stock", initially consisting of one hundred thousand (100,000) shares and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series A Participating Preferred Stock are not stated and expressed in the Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):
Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Participating Preferred Stock", par value $0.001 per share, and the number of shares constituting such series shall be one hundred thousand (100,000).
Section 2.      Dividends and Distributions.
(A) Subject to the prior and superior right of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock. In the event the Corporation shall at any time after October 28, 1998 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) The Corporation shall declare a dividend or distri-bution on the Series A Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.
Section 3. Voting Rights. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:
(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) Except as otherwise provided herein or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(C)     Except as required by law, holders of Series A
Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
Section 4.      Certain Restrictions.
(A) The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Participating Preferred Stock as required by Section 2 hereof.
(B) Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;
(ii) declare or pay dividends on, make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock;
(iv) purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(C) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph
(A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5.      Reacquired Shares.  Any shares of Series A
Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
Section 6.      Liquidation, Dissolution or Winding Up.
(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000 per share, provided that in the event the Corporation does not have sufficient assets, after payment of its liabilities and distribution to holders of Preferred Stock ranking prior to the Series A Participating Preferred Stock, available to permit payment in full of the $1,000 per share amount, the amount required to be paid under this Section 6(A)(1) shall, subject to Section 6(B) hereof, equal the value of the amount of available assets divided by the number of outstanding shares of Series A Participating Preferred Stock or (2) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount to be distributed to the holders of Common Stock (the greater of (1) or (2), the "Series A Liquidation Preference"). In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock that were outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.
Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8. No Redemption. The shares of Series A Participating Preferred Stock shall not be redeemable.
Section 9. Ranking. The Series A Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.
Section 10. Amendment. The Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.
Section 11. Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock."
        IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 29th day of October, 1998.

        /s/ Kenneth Pelowski
Kenneth Pelowski, Executive Vice
President and
Chief Financial Officer




EXHIBIT B
FORM OF RIGHTS CERTIFICATE
Certificate No. R-____________
Rights
NOT  EXERCISABLE  AFTER OCTOBER 28, 2008 OR EARLIER IF
TERMINATED BY THE COMPANY.  THE RIGHTS ARE SUBJECT TO
REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT
ON  THE  TERMS  SET  FORTH  IN  THE  RIGHTS  AGREEMENT. UNDER
CERTAIN  CIRCUMSTANCES, RIGHTS  BENEFICIALLY  OWNED  BY AN
ACQUIRING  PERSON  OR  AN  AFFILIATE  OR  ASSOCIATE  OF  AN
ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS
AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY
BECOME NULL AND VOID.  [THE RIGHTS REPRESENTED BY THIS RIGHTS
CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO
WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR
ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS  ARE  DEFINED
IN  THE  RIGHTS  AGREEMENT).  ACCORDINGLY, THIS  RIGHTS
CERTIFICATE  AND  THE  RIGHTS  REPRESENTED  HEREBY MAY BECOME
NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e)
OF SUCH RIGHTS AGREEMENT.*]
RIGHTS CERTIFICATE
This certifies that ________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Preferred Shares Rights Agreement, dated as of October 29, 1998 (the "Rights Agreement"), between Preview Travel, Inc., a Delaware corporation (the "Company"), and U.S. Stock Transfer Corporation (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., San Francisco, California time, on October 28, 2008, at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth (1/1,000) of a fully paid non-assessable share of Series A Participating Preferred Stock (the "Preferred Shares"), of the Company, at a purchase price of $100.00 per one-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, are the number and Purchase Price as of _____________, ____, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate (i) may be redeemed by the Company, at its option, at a redemption price of $.01 per Right or (ii) may be exchanged by the Company in whole or in part for Common Shares, substantially equivalent rights or other consideration as determined by the Company.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate amount of securities as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
No fractional portion less than integral multiples of one one-thousandth of a Preferred Share will be issued upon the exercise of any Right or Rights evidenced hereby but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.


WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _______________ , 19__.

ATTEST:                                         PREVIEW TRAVEL, INC.

                                                        By:

               Secretary
President



Countersigned:
U.S. Stock Transfer Corporation

as Rights Agent
By:
         Authorized Signature

FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED                                            hereby
sells, assigns and transfers unto

(Please print name and address of transferee)

         this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:                                          , 19__


Signature


Signature Guaranteed:
Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1) this Rights Certificate [  ]  is [  ]  is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);
(2) after due inquiry and to the best knowledge of the
undersigned, it [  ] did
[ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.
Dated:                                  ,


Signature

Signature Guaranteed:
Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.

Form of Reverse Side of Rights Certificate -- continued
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise the Rights Certificate)

To:
The undersigned hereby irrevocably elects to exercise
                         Rights represented by this Rights Certificate to
purchase the number of one-thousandths of a Preferred Share issuable upon the exercise of such Rights and requests that certificates for such number of one-thousandths of a Preferred Share be issued in the name of:
Please insert social security or other identifying number

         (Please print name and address)


If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance shall be registered in the name of and delivered to:
Please insert social security or other identifying number

         (Please print name and address)


Dated:                                          ,


Signature


Signature Guaranteed:
Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1) the Rights evidenced by this Rights Certificate [  ] are
[ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement);
(2) after due inquiry and to the best knowledge of the
undersigned, it [  ] did
[ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.
Dated:                                          ,



Signature

Signature Guaranteed:
Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other member of a medallion signature guarantee program approved by the Securities Transfer Association.


Form of Reverse Side of Rights Certificate -- continued
NOTICE
The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Rights
Certificate in every particular, without alteration or enlargement or any change whatsoever.


EXHIBIT C

PREVIEW TRAVEL, INC.

STOCKHOLDER RIGHTS PLAN

Summary of Rights


Distribution and
Transfer of
Rights; Rights
Certificate:
The Board of Directors has declared a dividend of one
Right for each share of Common Stock of Preview Travel, Inc. (the "Company") outstanding. Prior to the
Distribution Date referred to below, the Rights will be evidenced by and trade with the certificates for the Common Stock. After the Distribution Date, the Company will mail Rights certificates to the Company's stockholders and the Rights will become transferable apart from the Common Stock.
Distribution Date:
Rights will separate from the Common Stock and become exercisable following the tenth day (or such later date as may be determined by a majority the Company's Board of Directors) after a person or group (a) acquires beneficial ownership of 20% or more of the Company's
Common Stock, or (b) announces a tender or exchange offer, the consummation of which would result in ownership by a person or group of 20% or more of the Company's Common Stock (the "Distribution Date").
Preferred Stock
Purchasable Upon
Exercise of
Rights:
After the Distribution Date, each Right will entitle the holder to purchase, for $100.00, a fraction of a share of the Company's Preferred Stock with economic terms similar to that of one share of the Company's
Common Stock.
Flip-In:
If an acquiror (an "Acquiring Person") obtains 20% or more of the Company's Common Stock (other than pursuant to a tender offer deemed fair by the Board of Directors
(a "Permitted Offer"), then each Right (other than
Rights owned by an Acquiring Person or its affiliates) will entitle the holder thereof to purchase, for the exercise price, a number of shares of the Company's
Common Stock having a then current market value of twice the exercise price.
Flip-Over:
If, after the Shares Acquisition Date (defined below),
(a) the Company merges into another entity, (b) an acquiring entity merges into the Company or (c) the Company sells more than 50% of the Company's assets or earning power, then each Right (other than Rights owned by an Acquiring Person or its affiliates) will entitle the holder thereof to purchase, for the exercise price, a number of shares of Common Stock of the person engaging in the transaction having a then current market value of twice the exercise price (unless the transaction satisfies certain conditions and is consummated with a person who acquired shares pursuant to a Permitted Offer, in which case the Rights will expire).
Exchange
Provision:
At any time after an event triggering the flip-in or flip-over rights and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding
Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person or its affiliates), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).
Redemption of
the Rights:
Rights will be redeemable at the Company's option for $0.01 per Right at any time on or prior to the tenth day (or such later date as may be determined by a majority of the Board of Directors) after public announcement that a person has acquired beneficial ownership of 20% or more of the Company's Common Stock
(the "Shares Acquisition Date").
Expiration of
the Rights:
The Rights expire on the earliest of (a) October
28, 2008, (b) exchange or redemption of the Rights as described above or (c) consummation of a merger or consolidation or sale of assets resulting in expiration of the Rights as described above.
Amendment of Terms
of Rights:
The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the Rights holders on or prior to the Distribution Date;
thereafter, the terms of the Rights and the Rights
Agreement may be amended without the consent of the Rights holders in order to cure any ambiguities or to make changes which do not adversely affect the interests of Rights holders (other than the Acquiring
Person).
Voting Rights:
Rights will not have any voting rights.
Anti-Dilution
Provisions:
Rights will have the benefit of certain customary anti-dilution provisions.
Taxes:
The Rights distribution should not be taxable for federal income tax purposes. However, following an event which renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

The foregoing is a summary of certain principal terms of the Stockholder Rights Plan only and is qualified in its entirety by reference to the detailed terms of the Rights Agreement dated as of October 29, 1998, between the Company and the Rights Agent.



* The portion of the legend in bracket shall be inserted only if applicable and shall replace the preceding sentence.